Exhibit 3

                             JOINT FILING AGREEMENT

                  In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $.01 per share, of Woolworth Corporation; and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned hereby execute this Agreement this 18th day of May, 1998.


GREENHOUSE PARTNERS, L.P.                    GREENWAY PARTNERS, L.P.

                                             By:  Greenhouse Partners, L.P., its
                                                  general partner
By:  /s/ Gary K. Duberstein
    ------------------------------
    Gary K. Duberstein, general              By:  /s/ Gary K. Duberstein
    partner                                       ------------------------------
                                                  Gary K. Duberstein, general
                                                  partner

GREENHUT, L.L.C.                             GREENTREE PARTNERS, L.P.

                                             By:  Greenhut, L.L.C., its general
                                                  partner
By:  /s/ Gary K. Duberstein
    ------------------------------
    Gary K. Duberstein, Member               By:  /s/ Gary K. Duberstein
                                                  ------------------------------
                                                  Gary K. Duberstein, Member

GREENHUT OVERSEAS, L.L.C.                    GREENSEA OFFSHORE, L.P.

                                             By:  Greenhut Overseas, L.L.C., its
                                                  investment general partner
By:  /s/ Gary K.Duberstein
    ------------------------------
    Gary K. Duberstein, Member               By:  /s/ Gary K. Duberstein
                                                  ------------------------------
                                                  Gary K. Duberstein, Member

                                             GREENBELT CORP.

                                                  By: /s/ Alfred D. Kingsley
                                                  ------------------------------
                                                  Alfred D. Kingsley, President

                                                  /s/ Alfred D. Kingsley
                                                  ------------------------------
                                                  Alfred D. Kingsley

                                                  /s/ Gary K. Duberstein
                                                  ------------------------------
                                                  Gary K. Duberstein





                                       23